Exhibit 99.1

SS Innovations International, Inc. © S S I N N O V A T I O N S I N T E R N A T I O N A L I N C . – C O N F I D E N T I A L A N D P R O P R I E T A R Y 1 Improving lives through innovation and care. JUNE 2023

DISCLAIMERS © S S I N N O V A T I O N S I N T E R N A T I O N A L I N C . – C O N F I D E N T I A L A N D P R O P R I E T A R Y 2 No Offering of Securities No offer is made by this Investor Presentation (this “ Presentation ”) to invest in SS Innovations International, Inc . (the “ Company ”) or to purchase any of its securities . Any offer to make such an investment or purchase any of its securities will be made only pursuant to definitive offering documentation furnished by the Company . Forward - Looking Statements This Presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by our forward - looking statements . Examples of forward - looking statements include projected financial information, statements of our plans and objectives for future operations and statements concerning proposed new products and services . In some cases, you can identify forward - looking statements by the use of terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” and other comparable terminology . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, performance or achievements . Actual events or results may differ materially . We undertake no obligation to update any of the forward - looking statements after the date of this Presentation to conform them to actual results . Projected Financial Information Any projected financial information included in this Presentation has been prepared by Company management and is subject to a high degree of uncertainty . It is based upon estimates of future events and circumstances that might or might not ultimately prove to be accurate . All of the assumptions upon which the projections are based, and which would be material, are not presented . No representation or warranty can be made as to the accuracy of any of these assumptions . There can be no assurance that the projections will be realized, and actual results may differ materially from those set forth in the projections . The assumptions underlying the projected financial information are inherently uncertain and are subject to significant business, economic, and competitive risks and uncertainties that would cause actual results to differ materially from those projected . No opinion or report on the projected financial information was received from any independent accountants . If the projected results are not achieved, the Company’s business and financial performance could be adversely affected . Because of the above limitations on these projections, you are cautioned about placing undue reliance on them .

Executive Summary

Improving Lives Through Innovation and Care.

SS Innovations International (OTC: SSII) is a medical robotics company using advanced technology, leading surgeons and cutting-edge training to manufacture and commercialize the world's only surgical robotic system that is cost-effective and offers broad surgical applications.

We are dedicated to making robotic surgery affordable and accessible to a global population. Robotic surgery, with its reduced risk of pain and infection and shorter recovery times, should be available to the 'forgotten world', those populations around the globe who currently lack access to this type of precision surgery.

COMPANY STOCK INFO

SSI Innovations International Inc. (OTC: SSII)

- Avra Medical Robotics, Inc. (OTC: AVMR) merged with SSI (via Delaware subsidiary) on April 14, 2023
- Name changed to SS Innovations International, Inc.
- Trading symbol changed to SSII
- Reverse split shares 10:1
- Planning to up-list to NASDAQ
- Common I/O: 146,171,256 (250M authorized)
- Preferred: 5,000 issued w/ majority voting rights (1M blank check authorized)

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Our Mission © S S I N N O V A T I O N S I N T E R N A T I O N A L I N C . – C O N F I D E N T I A L A N D P R O P R I E T A R Y 4 To make gold - standard healthcare affordable and accessible to every patient throughout the world.

Value Drivers

Clinically Validated: Two successful clinical trials completed and more than 200 successful surgeries performed using the SSi Mantra surgical robotic system. The SSi Mantra is clinically validated to perform more than 30 types of surgeries.

Innovative Product Offering: Developed by a team of world-class medical and engineering professionals: the SSi Mantra surgical robotic system, SSi Mudra surgical instruments, and the SSi Maya, an XR-based surgical robotic training platform.

Competitive Cost Advantage: SSi Mantra surgical robotic system offers a wide range of specialty applications at approximately 30% the cost of the market leader.

Attractive Market Opportunity: The global addressable market for surgical robotics is expected to reach US$17 billion by 2031. The Indian surgical robotics market alone is anticipated to reach US $313 million in 2024.

An Underserved Population: India has approximately 70,000 hospitals and only 140 surgical robotic machines.

Early Adoption: Seven systems now installed, nine purchase orders received, four additional purchase orders expected in Q2 2023.

Regulatory Approvals: Indian Medical Device regulatory approval (CDSCO) secured for the SSi Mantra; FDA and CE approvals expected in 2024/2025.

Strong Patent Protection: An impressive IP portfolio of 170 patents, including 56 granted patents.

©SS INNOVATIONS INTERNATIONAL INC. – CONFIDENTIAL AND PROPRIETARY 5

SSii

Investment Highlights

SSI Innovations is currently selling a ***state of the art****,* ***approved*** *system in one of the world's* ***largest markets*** *and is beginning to address* ***the rest of the world…***

Strong Management Team & Advisory Board

- Expertise across several domains
- Renowned International Cardiac Surgery Advisory Board
- Pedigreed Medical Advisory Board

Focus on Usability

- Cost Structures & Quality
- SSI Mantra offers a wide range of specialty applications including Coronary Artery Bypass Graft Surgery (CABG) at approximately 30% the cost of the Market leader amongst its competitors

Established Robotic Surgery Expertise

- Dr. Sudhir Srivastava is one of the world's most renowned cardiothoracic & robotic surgeons

Huge Market Opportunity

- US$ 17 Billion global market opportunity by 2031
- Huge untapped market potential for cost effective surgical robotic systems exists throughout the world, especially in developing nations

Established Revenue Producing Company

- Over 150+ Employees
- Overcame the associated R&D challenges that competitors in the industry have faced and has since eliminated this risk through its ability to produce a successfully working system.
- Fully functional company generating revenues
- Strong pipeline of potential growth opportunities
- Outlook to expand globally after having gained quality experience through its many successes operating in one of the world's largest markets

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Key Investment Considerations

Addressable Market

Global Robotic Surgery Market

- Number of Robotic Surgeries
  - 1.6 million robotic surgeries were carried out in 2020.
  - Expected to grow at a CAGR ~15%

- Global Surgical Robotics Market is **expected to become ~4x by 2030.**
  - Expected to grow at a CAGR of 11% from ~US$ 5.5 billion (in 2020) to ~US$ 17 billion (by 2031).
  - Asia Pacific market is expected to grow at a CAGR of 15% during the same period (2020 - 2031).

Indian subcontinent / APAC / ASEAN regions present a huge untapped market opportunity.

- Specialty Mix: Portfolio Of Surgeries Is Expanding
  - General Surgery, Urology & Gynecology have been the dominant application areas for Robotic Surgeries.
  - Increasingly being used in areas such as Oncology, Neurology, ENT (ear, nose & throat) and Cardio Thoracic Surgery.

Leading to a greater demand for surgical robots.

- Surgical Robotic Systems
  - Most other Surgical Robots are specific for individual medical specialty / application area.
  - At present, only one Surgical Robot ("da Vinci") offers multi specialty capabilities.
    - ✓ One dominant player – Intuitive Surgical Inc., which has 85% market share.
    - ✓ Intuitive Surgical presently has 6000 da Vinci robotic systems in operation, that have performed 8.5 million procedures worldwide (till date).
    - ✓ North America & Europe currently hold the major chunk of the global robotic surgery market.

Robotic surgeries, therefore, have to become economically feasible not only for patients but also for hospitals.

NOTE: all these future market numbers may not have had a lower cost robotic system available such as ours when calculating these projections.

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BREAKUP OF GLOBAL SURGICAL ROBOTICS MARKET BY COMPONENT TYPE 5,460 16,774 GLOBAL SURGICAL ROBOTICS MARKET IN US$ Millions The three broad revenue 2020 2031 Surgical Robotics Revenue by geography (US$ Millions) 907 1,737 2,816 CAGR 8% 2,116 CAGR 12% 9,536 Service System Instruments & accessories 2020 2031 Instruments and accessories as a component currently contributes to ~52% & is expected to increase to ~57% by 2031 segments of surgical robotics by component type : • Surgical systems • Instruments and accessories (used per procedure) • Service (annual maintenance and upgrades) CAGR 10% 5,122 Global surgical robotics market is expected to grow at a CAGR of 11% from ~5.5 Bn USD in 2020 to ~17 Bn USD by 2031 © S S I N N O V A T I O N S I N T E R N A T I O N A L I N C . – C O N F I D E N T I A L A N D P R O P R I E T A R Y 8 CAGR 2031 2020 Geography 8.40% 8,374 3,463 America 13.00% 3,830 998 Europe 15.00% 4,343 936 Asia - Pacific 12.30% 228 63 Rest of the world Key Investment Considerations

Key Investment Considerations

SSii

Indian surgical robotics market is expected to grow at a robust CAGR of ~17% over the next decade

INDIAN SURGICAL ROBOTICS MARKET IN US$ Millions


CAGR 17%
1,000
171
2020
2031

"It is exciting to be part of the growth journey of robotic-assisted surgery in India. Indian surgeons are now adopting RAS primarily because of the promising results and potential for good patient outcomes"

Dr. Anup Kumar, HOD Department of Urology, Safdarjung Hospital VMMC Delhi

KEY OBSERVATIONS

- India got its first robotic system installation at Escorts Heart Institute, New Delhi in 2002
- 140 robotic surgery systems across hospitals, of which around 100 are estimated to be "da Vinci" (15th September 2022).
- More than 500 trained robotic surgeons..
- With 10,000 - 12,000 robotic surgeries every year, India accounts for less than 0.1% of the global numbers.
- India has ~0.07 robotic systems per million population (PMP) while USA, in comparison, has more than 18 systems PMP.
- There are ~70,000 hospitals in India with ~1.9 million beds & 541+ medical colleges.
- Numbers are expected to increase as more robotic surgeons get trained and other surgical specialties increasingly utilize this platform.

Source: BIS Global Surgical Robotics Market Report 2020, NCBI report July 19, TOI Article 2020, CDDEP report on COVID 19 & hospital beds in India 2020

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Key Investment Considerations

Significant Market Opportunity : ASEAN & Asia-Pacific Regions

India has ~70,000 hospitals with ~1.9 million beds and 541+ medical colleges at present.

Additionally, there exist over 19,000 hospitals within India's neighboring countries

India has only ~140 surgical robotic machines currently.

Robotic surgeries are being routinely carried out in several leading hospitals in Thailand, Singapore & Malaysia.

Robotic surgeries are bound to become economically feasible not only for patients but also for hospitals in the Indian subcontinent / ASEAN region but also in Asia-Pacific region.

Only 70 - 75 hospitals in India have installed robotic surgery units.

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Robotic Surgery Market

Robotic Surgery : Advantages & Benefits

- Robotic surgery, also called robot-assisted surgery, allows doctors to perform many types of complex procedures with more precision, flexibility and control than is possible with conventional techniques.
- Robotics Surgery has gained immense popularity over the past few years due to its advantages over conventional open & laparoscopic surgery.
- Being minimally invasive is one of the significant advantages of Robotics surgery, results in patient experiences of less pain & recovers quickly.
- Chances of infection & bleeding also reduce remarkably.

Faster Recovery Period

Less Pain & Discomfort

Greater Precision

Reduced Risk of Infection

Better Screening

Minimal Blood Loss

Smaller Incisions

- From first 'Arthrobot' used for arthroscopic surgeries at UBC Hospital in Vancouver in 1984, robotic systems have now evolved for multi speciality Surgeries.
- With technological advancement, surgical robots are getting more advanced and providing a greater degree of movement and precise dissection.
- Similarly, new visualization capabilities like magnified three- dimensional (3D) vision, high-resolution HD cameras, and binocular lenses provide additional comfort and superior manoeuvrability to the doctors.
- Moreover, robotic arms and robotic towers improve control & coordination and reduce fatigue-related errors.

Robotic surgery is gaining increased adoption across the globe due of its advantages for patients & surgeons

Source: https://www.delveinsight.com/blog/robotic-surgery-market

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Robotic Surgery Market

Robotic Surgery : Emerging Trends

- North America and Europe currently hold the major chunk of the global Robotic Surgery Market in terms of revenue due to well-established healthcare infrastructure, awareness among the people, and high purchasing power.
- Additionally, other key factors such as the growing prevalence of cancers & degenerative bone disorders, rising government initiatives regarding disease treatment awareness, new product approvals, are also expected to influence the Surgical Robotic Systems Market in the region.
- Growing markets such as India, China, Brazil, and the Middle-East region provide immense opportunities for companies to operate, generate revenue, and dominate the untapped market.

Major factors driving the Robotic Surgery Market

- Increasing preference for Minimally Invasive Procedures
- Growing Incidences of Chronic Diseases
- Growing R&D Activities
- Increasing Geriatric Population

- Growth in sensors, remote navigation technology systems, 5G services rollout, robotic proliferation, advancement in AI & machine learning, and Internet of things are some of the key emerging trends in the robotic surgery segment, set to provide the necessary momentum to the market growth and surgical outcome.
- Along with the technological advancements, some of the key factors such as an increase in the funding for surgical robot R&D and growing demand for minimally invasive technology will stimulate the Robotic Surgery Market growth with a rise in acquisitions, mergers, and collaborations across verticals.

Advancements in technology & growing markets of India, China, Brazil & Middle East point to robotic surgery as the future of healthcare

Source: https://www.delveinsight.com/blog/robotic-surgery-market

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Robotic Surgery Market

SSii

Total number of Surgeries conducted using robotic systems globally is expected to become ~4X by 2030


ESTIMATED GLOBAL SURGERY COUNT 2020
363 million total surgeries
230 million conventional surgeries
133 million minimally invasive surgeries
1.6 million robotic surgeries
PROJECTED GLOBAL SURGERY COUNT 2030
489 million total surgeries
253 million conventional surgeries
236 million minimally invasive surgeries
6.2 million robotic surgeries
CAGR ~1%
CAGR ~6%
CAGR ~15%

Robotic surgery as a percentage of overall surgeries is expected to increase from 0.4% in 2020 to 1.3 % by 2030

Source: BIS Global Surgical Robotics Market Report 2020, https://www.robsurgical.com/market-trends/

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Robotic Surgery Market

Surgical Robotic System : Global Distribution

Globally Installed Base of Robotic Systems 2020


Europe
1765
America
6,392
Asia Pacific
1,349
Rest Of The World
114

Number of Robotic Systems PMP* - country wise 2020


18.4
3.7
3.8
3.8
0.07
0.19
0.25
India
Rest Of The World
China
France
Germany
Japan
USA

Robotic Systems are Distributed Unevenly Across the Globe

- USA, Europe and Japan account for 87% of installed surgical robotic systems.
- Only 13% for rest of the world, with a population base of over 6 billion.
- India with population of ~1.4 billion accounts for ~1% of total installed base

USA, Europe & Japan account for the highest numbers and Asia-Pacific is lagging in the availability of Surgical Robotic Systems

**PMP – Per Million Population & Countries other than US, Europe and Japan*

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Robotic Surgery Market

General surgery, urology and gynecology are the key application areas for robotic surgery

KEY SURGICAL PROCEDURES PERFORMED BY ROBOTIC SURGERY

General Surgery
- Cholecystectomy
- Fundoplication

Orthopedic
Knee & hip replacement

Urology
- Prostatectomies
- Radical cystectomies
- Nephrectomies

Head & Neck Surgery
- Neurosurgeries
- Tonsillectomy

Gynaecology
- Ovarian Cancers
- Myomectomy
- Hysterectomies

Other Surgeries
- Hair transplant surgery, percutaneous surgery, lung biopsy, dental implants surgery, ophthalmic surgery, microsurgery

Cardiac Surgery
- Interventional cardio procedures
- Atrial septal defect
- CABG

GLOBAL SURGICAL ROBOTICS REVENUE SHARE (%) BY AREA OF SURGERY 2020


Others 6%
Cardiac Surgery 5%
Orthopedic 10%
General Surgery 40%
Gynecology 18%
Urology 21%

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Product Suite

SSI MANTRA

Advanced . Affordable . Accessible Robotic Surgery

- Features modular, open console design and superior ergonomics
- 3D HD vision provides the surgeon with a precise depth of view of the surgical field
- Ergonomic hand control device with multiple degrees of freedom
- 2D touch monitor with system controls, DICOM viewer and real time patient cart simulator.
- Cost effective
- Multi-specialty applications including: urology, gynecology, general surgery, thoracic surgery, head and neck surgery, cardiac surgery.

SSI MUDRA

Endosurgical instruments

- 4 degrees of freedom articulating Endo-surgical instruments
- Actuator driven
- 10 use life cycle per instrument
- Currently 30 types of instruments
- Novel Automated Anastomotic Connector as an integrated instrument under development
- Novel Multi-fire Clip applier



SSI MAYA

XR based surgical robotic training and patient care platform.

- A mixed-reality robotic surgery platform
- Uses cutting-edge web3-based technologies
- Provides 3D holographic DICOM imaging, AI-based anatomy segmentation, virtual surgery, tele-proctoring and tele-surgery.
- Immersive, user-friendly and adaptable

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SSI Mantra Surgical Robotic System

SSI MANTRA

- SSI Mantra Robotic Surgery Systems provide capabilities for multi specialty usage including full stack suite for Coronary Artery Bypass Graft Surgery (CABG).
- Wide range of instruments to cater to different specialties
- Equipped with Machine Learning models to pick up & track the surgeons' movements to help improve the safety during procedures.

- **SSI Mantra 2.0**
  - Modular configuration
  - Available as
    - ✓ Standard Four Arms System
    - ✓ Three Arms System, and
    - ✓ Five Arms System
  - Surgeon Control Station equipped with provision for Five Arms – user can choose from the configuration of Three to Five Arms depending upon the requirements of specialty mix / timing of choice / to suit budget.
  - Pricing goes down or up by 15 – 20 % vis-à-vis the Standard Four Arm System
  - The Arm Stations can be moved through pre-configured planning.
  - 3D HD Monitor of big size along with 2D Monitor provide surgeons adequate view for operative procedures.
  - Complete pre surgical preparation planning for positioning of patient as per the need of procedures.
  - Flexible ports to accommodate instruments as per the need based on patient size.
  - Can be installed in the existing standard sized Operation Theatres.

Option for Modular Configuration of SSI Mantra provides opportunity to tailor the System as per need of Specialty Mix usage and Budget

- **SSI Mantra 1.0**
  - Being modified as a Single Arm System capable for performing Diagnostic Therapeutic Procedures
    - ✓ Biopsy
    - ✓ Targeted Therapy

Dr. Frederic Moll, the inventor of robotic surgery, and the brain behind the Da Vinci surgical system stated, " This system will provide the most advanced technology to patients around the globe, East and West alike. This technology is an opportunity to bring a major impact on contributing towards better healthcare and wellbeing of Asia and across her borders."

Source: https://www.zeebiz.com/startups/news-exclusive-south-asias-1st-made-in-india-surgical-robot-for-the-world-now-this-indian-medtech-startup-is-there-on-nasdaq-209147

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SSI Mudra


SSI MUDRA

- 4 degrees of freedom articulating Endo-surgical instruments
- Actuator driven
- 10 use life cycle per instrument
- Currently 30 types of instruments
- Novel Automated Anastomotic Connector as an integrated instrument under development
- Novel Multi-fire Clip applier

Cardiac Instruments


Cardiac Stabilizer
Dual Blade Retractor
Resano Forceps



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SSI MAYA

SSI Maya

Collaborating Medical Diagnostics with the Metaverse, Our state-of-the-art Mixed reality platform can help in :

Holographic Anatomy	Virtual Surgery Training	OR Tele-mentoring	AI Based DICOM
			



SSI Mixed Reality Headset

- Head mounted with peripheral view
- 1080P 3D HD vision
- 32" image projection for a 1m depth perception
- Two separate Left and Right eye video signals projected through an optical engine onto an opaque micro-LED screen
- Natural reconstruction of 3D image by human brain

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SSI Surgeon Console Highlights and Comparison

Surgeon Console Features

- Ergonomic **Open Faced Console**
- Large **3D 4K Monitor** for true depth perception
- Large **2D Touch Monitor** for system control
- User-Friendly **Hand Control Design**
- **Head-Tracking** Safety Feature
- Advanced **Console Ergonomics Control**



Clutch Button
Pinch Grip
Pitch
Pitch
Roll
Yaw

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Key Differentiators

	SSii	INTUITIVE
Surgeon Console	• Open Face Surgeon Console • Head tracking • Large 32" 3D HD monitor • 23" 2D touch monitor for patient data and control buttons • Ergonomic • Hand controls and foot pedals visible	• Inferior ergonomics with hunched over surgeon position • Smaller 3D view for the surgeon • Very small images of patient information • No Secondary monitor • Hand Controls and foot pedals not visible while surgeon operating
Patient Side Arm Carts	• Slim design carts with mounted arms • Flexible cart and arm positioning • Flexibility for the number of arms (3-5)	• All arms mounted on a single beam of patient side cart • Potential of arm conflicts • Fixed 4 arm system
Vision Cart	• Large 32" 3D 1080p HD monitor provides 3D vision to entire patient side team and trainees • In built OMNI 3D HD™ system for 3D/2D recording system. Tele-mentoring/Tele-training Capability. • 4-way articulating 1080p 3D HD endoscope	• 24" 2D monitor only for the patient side team and trainees • No depth perceived by the table side team during instrument exchanges and introduction of supplies • 0- and 30-degree endoscopes requiring exchanges to achieve desired view
Instruments	• Over thirty 9 mm MUDRA™ Endo-Surgical Instruments for multi-specialty procedures • Longer Instruments	• Wide range of 8 mm Instruments for multi- specialty procedures except Coronary Bypass Surgery • Longer Instruments
Advanced Instruments	Advanced Instruments – NADI (Automated Anastomotic Connector) for coronary bypass Surgery, Multi-fire Clip Appliers and Cardiac Endo-Stabilizer	•Advanced Instruments – Vessel Sealer, Harmonic, Staplers
Intended to Use for Specialty	Urology, Gynaecology, General Surgery, Cardiac (including coronary bypass surgery), Thoracic and Head & Neck.	Urology, Gynaecology, General Surgery, Cardiac (except coronary bypass surgery), Thoracic and Head & Neck.
Cost	• Low System Cost ~ US$0.625M • Low per procedure cost ~ US$ 400-700	• High System Cost ~ $1.2 M to $2.5M • High per procedure ~ $700 to $3500

SSI MANTRA

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Robotic Surgery Market

SSii

Most surgical robotic companies have raised funds at a valuation upwards of ~1 Bn USD

Valuations, Fund raises and Investors of market players in the robotic surgery industry

	Vicarious Surgical	avatera	MAKO Surgical Corp	Mazor Robotics	Corindus	AURIS	MicroPort MedBot	CMR Surgical
Founded	2014	2011	2004	2000	2002	2007	2014	2014
Last valuation	**1.1 Bn**	–	Went public on the NASDAQ with their IPO in 2008	–	–	**2.1 Bn**	**2.7 Bn**	**3 Bn**
Funds raised	**~460 Mn in a SPAC deal**	**~200 Mn+ from Tennor Holdings**	**~110 Mn till date since inception**	**~70 Mn till date since inception**	**~130 Mn till date since inception**	**~700 Mn since inception**	**~512 Mn till date since inception**	**~1 Bn till date since inception**
Investors	Bill Gates, Khosla Ventures etc.	Tennor Holding B.V	–	–	–	–	Hillhouse Capital, CITIC Private Equity etc	SoftBank, Ally Bridge Group, LGT Group etc.
Acquisition	–	–	Acquired in 2013 by Stryker Corporation for 1.7Bn	Acquired by Medtronic in 2018 for 1.7Bn	Acquired by Siemens Medical solutions in October 2019 for 1.1 Bn	J&J for 5.7Bn (3.4Bn in cash, 2.3 Bn tied to milestones)	–	–

* Figures in USD

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Key Milestones

Key Milestone Achieved

- **2018 to 2019** — 3 animal trials completed
- **August 2020** — Cadaver trial completed
- **December 2020** — First human clinical trials completed
- **November 2021** — ISO 13485 certification
- **November 2021** — CDSCO Registration for India
- **April 2022** — Mantra 2.0 human clinical trials completed
- **Q1 2023** — CE approval Application Initiation
- **Q1 2023** — US FDA approval Application Initiation
- **2023** — Approvals in Other Jurisdictions

- **2022** — Market launch India*
- **2023** — Countries with less regulations
- **2024** — European and CE countries
- **2024** — USA and FDA countries

Trials

Approvals

Market Launch

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Founder, Board of Directors, Advisory Board and Leadership Team

Leadership Team



Vishwajyoti Srivastava, MD
President and COO – South Asia



Anup Sethi
Group CFO



Barry Cohen
COO - Americas



Srinivasa Reddy
Sr. VP – Operations, Regulatory and Govt. Affairs



Kanwal Kishore
Sr. VP Engineering Operations and Manufacturing



Rama Krishna Reddy
CTO – South Asia

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Dr. Sudhir Prem Srivastava

Founder, Chairman and CEO, SS Innovations Group Companies



Experience

Dr. Sudhir Srivastava received his medical degree at J.N.L. Medical College at the age of twenty-one, in Rajasthan, India and immigrated to the United States in 1972. Shortly thereafter, he completed his cardiothoracic surgery residency at the University of British Columbia in Vancouver, Canada. He began his practice in San Antonio, Texas in 1981. In 1989, he was a visiting surgeon at the Texas Heart Institute in Houston, Texas working closely with the renown cardiac surgeon, Dr. Denton Cooley and his associates. In 1990, he started his cardiovascular and thoracic surgery practice in the Midland-Odessa area. Dr. Srivastava is certified by the American Board of Thoracic Surgery. He belongs to numerous medical professional societies and is the recipient of numerous awards.

Dr. Srivastava, along with ten additional physicians, founded Alliance Hospital LTD, a center of excellence in the treatment of cardiovascular disease, in Odessa, Texas in July 2003 and served as its chairman for four years. While there, he performed the world's first single vessel beating heart TECAB in the United States. He also proceeded to perform two world's first double and triple vessel TECAB on a beating heart and is the only person in the world to have performed a quadruple vessel beating heart TECAB. In 2007, Dr. Srivastava was invited to serve as the Director of Robotic Cardiac Surgery and Assistant Professor at the esteemed University of Chicago. After successfully launching the program there, he relocated to Atlanta to launch a robotic revascularization program and was the founding President of the International College of Robotic Surgery.

To date, he has performed over 1400 robotic cardiothoracic surgeries, including 750 beating heart TECAB cases that represents the largest experience in the world. As one of the world's leading experts in robotic surgery, he is frequently an invited speaker for various national, international scientific meetings. Dr. Srivastava has traveled the world offering his services and guidance to surgeons and institutions willing to engage in minimally invasive cardiac procedures and establishing world-renowned robotic revascularization programs.

Dr. Srivastava is leading the development of an advanced cost effective surgical Robotic System known as Mantra that will benefit many more patients around the world.

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Appendix • Additional Leadership Information (26 - 34) • Future Developments & Valuation (35 - 37) • Testimonials, Trials and Track Record (38 – 43) • Other Featured Robotic System Highlights (44 - 50) © S S I N N O V A T I O N S I N T E R N A T I O N A L I N C . – C O N F I D E N T I A L A N D P R O P R I E T A R Y 26

Sudhir Prem Srivastava, MD An Introduction Founder, Chairman and CEO SS Innovations Group Companies Founder, Board of Directors, Advisory Board and Leadership Team © S S I N N O V A T I O N S I N T E R N A T I O N A L I N C . – C O N F I D E N T I A L A N D P R O P R I E T A R Y 27

Dr. Sudhir Prem Srivastava

As a Leader



Alliance Hospital
Odessa, TX, USA

2003

Dr. Srivastava was the founding chairman of Alliance Hospital, a 57 million-dollar super specialty hospital in West Texas. The hospital became known as a center of excellence for robotic and minimally invasive surgery, cardiovascular surgery, cardiology and orthopedics.



University of Chicago
Chicago, IL, USA

2007

Dr. Srivastava joined the University of Chicago as Assistant Clinical Professor of Surgery and the Director of Robotic Cardiac Surgery. While here he trained some of the most distinguished cardiac surgeons from within the US and around the World.



St. Joseph's Hospital
Atlanta, GA, USA

2009

Dr. Srivastava was invited to launch the Robotic Revascularization program in Atlanta. He was the founding President of the International College of Robotic Surgery, an institute that he led for teaching and training robotic cardiac surgery utilizing technology.



Fortis Healthcare, Ltd.
New Delhi, India

2011

Dr. Srivastava launched a multi specialty robotic surgery program at Fortis Escorts Heart Institute and served as Chairman – Department of Robotic Surgery. He performed some of India's first robotic cardiac surgery procedures and carried out training programs.



Medanta Medicity
Gurugram, India

2012

Dr. Srivastava launched the robotic cardiac surgery program at Medanta and served as its Chairman of Robotic Cardiac Surgery. Dr. Srivastava remains committed to teaching and training of his colleagues and surgical support teams.

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Dr. Sudhir Prem Srivastava

As an Educator

Dr. Srivastava has been a presenter in numerous National and International Scientific Meetings and an invited speaker around the world. Dr. Srivastava and his team provided charity service to the Sri Sathya Sai Institute of Medical Sciences from 1993-2000, teaching and training local teams in minimally invasive cardiac surgery. He has trained over 350 cardiac surgical teams from around the world in robotic cardiac surgery.

Scientific Society Memberships

- Denton Cooley Surgical Society
- The Society of Thoracic Surgeons
- Southern Thoracic Surgical Association
- International Society for Minimally Invasive Cardiac Surgery
- Society of Robotic Surgery
- Robotic Revascularization Society

Launched Robotic and Minimally Invasive Surgery Programs

Australia	Saint Vincent's Hospital	Sydney
Thailand	Bangkok Heart Institute	Bangkok
China	PLA General Hospital 301	Beijing
China	Ruijin Hospital	Shanghai
South Korea	Asan Medical Center	Seoul
Japan	University of Kanazawa	Kanazawa
Austria	Innsbruck University	Innsbruck
Belgium	OLV Clintic	Aalst
USA	Lennox Hill Hospital	New York
USA	Alliance Hospital	Odessa, Texas
USA	Medical Center Hospital	Odessa, Texas
USA	University of Chicago	Chicago, Illinois
USA	Saint Joseph's Hospital	Atlanta, Georgia
India	Fortis Escorts Heart Institute	New Delhi
India	Asian Heart Institute	Mumbai
India	Medanta-The Medicity	Gurgaon

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Dr. Sudhir Prem Srivastava

As a Pioneer

1996

Introduced Minimally Invasive Direct Coronary Bypass (MIDCAB) Surgery in West Texas.

1997

First Cardiovascular and Thoracic Surgeon in the World to perform Quintuple Coronary Artery Bypass Grafting using the Heart Port System

2000

Developed and introduced the ThoraCAB Approach, Coronary Artery Bypass surgery on a Beating Heart through a Lateral Thoracotomy Incision

2002

Introduced Robotic Surgery in West Texas.
First Cardiovascular and Thoracic Surgeon in Texas to perform Totally Endoscopic Coronary Artery Bypass (TECAB) LIMA-LAD on an Arrested Heart.
First United States Cardiovascular and Thoracic Surgeon to perform Beating Heart Totally Endoscopic Coronary Artery Bypass (TECAB) at Escorts Heart Institute and Research Centre in New Delhi, India.

2003

First Cardiovascular and Thoracic Surgeon in North America to perform Beating Heart Totally Endoscopic Coronary Artery Bypass (TECAB).

2004

First Cardiovascular and Thoracic Surgeon in the United States to perform Double Vessel Totally Endoscopic Coronary Artery Bypass (TECAB) on a Beating Heart

- Revascularization to LAD and OM
- Revascularization to LAD and RCA

2004

First Cardiovascular and Thoracic Surgeon in the World to perform Triple Vessel Totally Endoscopic Coronary Artery Bypass (TECAB) on a Beating Heart

- Revascularization to LAD, DX and OM

2005

World's First Beating Heart TECAB with Simultaneous Angioplasty/ Stent in the Operating Room (Hybrid Revascularization)

Beating Heart TECAB – LIMA to LAD with Concomitant Aortic Valve Replacement

2008

World's First Cardiovascular and Thoracic Surgeon to perform a Quadruple Vessel Totally Endoscopic Coronary Artery Bypass (TECAB) on a Beating Heart

2011

The First and Only Surgeon in India to perform Totally Endoscopic Coronary Artery Bypass (TECAB). Successfully performed India's First Ever:

- Single Vessel TECAB
- Double Vessel TECAB
- Robotic Myxoma Excision

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Awards and Honors

Over the years, Dr. Sudhir Srivastava has won multiple accolades for his achievements

YEAR	ORGANIZATION	AWARD
2003	Heritage Foundation, Odessa, Texas	Statesman of the Year for Medicine
2003	Chamber of Commerce, Odessa, Texas	Entrepreneur of the Year
2005	Intuitive Surgical Inc., Sunnyvale, California	Distinguished Robotic Surgeon Award, Pioneer of da Vinci Cardiac Surgery
2006	Permian Basin Telecommunications, Odessa, Texas	Proud Heritage Award- Trendsetter 2006
2006	India International Friendship Society, New Delhi, India	Bharat Gaurav Award
2007	India International Friendship Society, New Delhi, India	Gem of India Award
2018	Science and technology of life (SATOL), Hangzhou, China	Innovation Award
2019	Federation of Indian Chamber of Commerce and Industry (FICCI) New Delhi, India	Innovation of the year Award
2020	Health Care Technology Report	Top 25 CEOs in Asia Health Care
2021	Minimally Invasive Cardiovascular and Thoracic Surgeons of India	Lifetime Achievement Award

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Founder, Board of Directors, Advisory Board and Leadership Team

Board of Directors of SS Innovations International Inc.



Sudhir Srivastava, MD
Founder, Chairman & CEO



Vishwajyoti Srivastava, MD
Director



Barry Cohen
Director



Dr. M Annadurai
Director



Dr. Somashekhar SP
Director

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Founder, Board of Directors, Advisory
Board and Leadership Team

International Cardiac Surgery Advisory Board



Go Watanabe, MD
University Of Kanazawa



Minoru Ono MD, PhD
University Of Tokyo Hospital



T. Sloan Guy, MD
Thomas Jefferson University



Jae - Won Lee, MD
Asian Medical Centre, Seoul



Wouter Oosterlinck, MD
KU Leuvin, Belgium



Husam Balkhy, MD
University Of Chicago



Didier Loulmet, MD
New York University



Johannes Bonnati, MD
FETCS



Val Jeevanandam, MD
University Of Chicago



Randolph Chiitwood MD
E. Carolina University

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Founder, Board of Directors, Advisory Board and Leadership Team

Indian Medical Advisory Board



Sudhir Rawal, MD
Rajiv Gandhi Cancer Institute, New Delhi



Arun Prasad, MD
Apollo Hospital



Somashekhar SP, MD
Aster Group of Hospitals



Vivek Bindal, MD
Max Healthcare



Yugal Mishra, MD
Manipal Hospital



Gagan Gautam, MD
Medanta



Arvind S. Soin, MD
Medanta The Medicity



Krishna S. Iyer, MD
Fortis Escort Hospital



Room Sinha, MD
Apollo Hospital

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Founder, Board of Directors, Advisory
Board and Leadership Team

Board of Directors of SS Innovations India



Sudhir Srivastava, MD
Founder, Chairman & CEO



Vishwajyoti Srivastava, MD
President & COO



Sudhir Rawal, MD
Director



Dr. M Annadurai
Director

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Key Milestones

Proposed Future Development

- Use of single arm for various camera holding, diagnostic & therapeutic applications.
- Guided ablative abnormal rhythm correction.
- Stem cell therapy.
- Virtual procedure and patient specific procedure simulation.
- Tele surgery.
- Mobile units to provide outreach diagnosis and surgical treatments.
- Mini and micro robots introduced through single port and controlled from outside.
- Integrated enhanced imaging.

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Key Milestones

Innovative Developments Planned

- Intraoperative Holographic Anatomy.
- Single Robotic Arm Applications.
  - Tele-Ultrasound
  - Tele-Ultrasound + Biopsy
  - Voice Controlled Endoscope Assistant for Laparoscopic Procedures
- Intraoperative AI Assistant.
- Automated Surgical Robots.
- Endoluminal Microbots.

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Key Investment Considerations
Strictly Private & Confidential

Corporate Structure


SS Innovations International Inc. (Formerly Known as 'AVRA Medical Robotics Inc.)
100%
SSI IP Sub
100%
AVRA IP Sub
Cardio Ventures Inc. (DE)
100%
OTTO
100%
SSI India
99.9%

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Surgeon Testimonials

Dr. Somashekar SP - Chairman of medical advisory board at Aster DM Healthcare - GCC & India
https://www.youtube.com/watch?v=TjJXucYmhYc

Dr. Azhar Perwaiz – Associate Director – GI Onco Surgery (Medanta – The Medicity)
https://www.youtube.com/watch?v=PP4dC1LZZj4

Dr. Deepak Sarin – Vice Chairman, Head & Neck Oncology (Medanta – The Medicity) &
Dr. Karan Gupta – Consultant, Head & Neck Oncology (Medanta – The Medicity)
https://www.youtube.com/watch?v=MEF6-fWtTRs

Dr. Sudhir K Rawal – Medical Director and Chief of GenitoUro Oncology Services (Rajiv Gandhi Cancer Institute and Research Center)
https://www.youtube.com/watch?v=2cZnJmKSQws

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Key Milestones

Successful Animal & Cadaver Trials Held in 2019 & 2020

Completion of 2nd Animal Trials (2019)







Cadaver Trials (2020)







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Key Milestones

First Human Pilot Clinical Trials (December 2020 - January 2021)



18 Complex Abdominal Procedures done including Urology, Gynecology and General Surgery, naming a few below:

- Radical Nephrectomy
- Partial Nephrectomy
- Radical Cystectomy
- Anterior Pelvic Exenteration
- Hysterectomy
- Cholecystectomy
- Pelvic Lymphadenectomy

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Key Milestones

SSI Mantra 2.0: Human Pilot Clinical Trials (April 2022)



8 Complex Abdominal Procedures done including Urology and Gynecology:

- Radical Nephrectomy - 2
- Radical Cystectomy
- Radical Prostatectomy
- Radical Hysterectomy
- Pelvic Lymphadenectomy - 3

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Key Investment Considerations

Regulatory Approvals & Global Standards Certifications

Approved/Certified

In Process of Approval/Certification

Requisite filings for USFDA & CE approvals being initiated in first quarter of 2023. CE expected in 2023 & FDA in 2024

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Market Adoption

Current Status

200+ Successful Surgical Procedures Completed and **50+ Surgeons trained** with the SSi Mantra.

- Radical Prostatectomy with B/L PNLD
- Right Radical Nephrectomy
- Right Partial Nephrectomy
- Radical Cysto-Prostatectomy with neo bladder
- Radical Cysto-Prostatectomy with ileal conduit
- Vesicovaginal Fistula
- Radical Prostatectomy with B/L PNLD + Left inguinal hernia
- Left Radical Nephrectomy
- Left Partial Nephrectomy
- Partial Cystectomy /Cholecystectomy/ Radical Cystectomy
- Anterior Exenteration with Ileal conduit
- Radical Adrenalectomy
- Radical Cysto-prostatectomy with ileal conduit+ Radical left Nephrectomy
- Right Nephroureterectomy
- Radical Hysterectomy/Hysterectomy
- Ureteric reimplantation
- B/L / LT/ RT Inguinal hernia
- Thymectomy
- LIMA take down
- Uretero-ureterostomy
- Oesophagectomy
- Intersphincteric resection
- Pancreatic Whipple
- Pyeloplasty
- Sacro Colopexy

6 system installations successfully carried out **(July 2022 - April 2023)** at:

- (i) Rajiv Gandhi Cancer Institute (RGCI), New Delhi,
- (ii) Sanjeevani CBCC USA Cancer Hospital (SCCH), Raipur,
- (iii) Continental Hospital, Hyderabad,
- (iv) Hindustan Hospital, Coimbatore,
- (v) Cytocure Medicare Limited, Mumbai,
- (vi) National Institute of Tuberculosis and Respiratory Diseases, New Delhi

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SSi Mantra – Product Features



Patient Side Robotic Arm Carts

Modular Robotic Carts

Freedom of **Patient Docking**

3 / 4 / 5 Patient Cart Connectivity

Absolute Stability Parking Locks

Smaller Individual cart footprint

Advanced touch screen controls

©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION

SSi Mantra – Product Features

Patient Cart

Technology Differentiator

SSI MANTRA	INTUITIVE da Vinci Xi
Modular design with robotic arms mounted on individual carts	Non-modular single beam design
Flexibility of cart and robotic arm positioning	Fixed positioning profiles for robotic arms
3, 4 or 5 arm configurations based on economy and surgical application	Fixed 4 arm design

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SSi Mantra – Product Features



Vision Cart

Large
3D 4K Monitor
For OR Staff

OMNI 3D HD
Multimedia recording
and streaming platform

Articulating Endoscope
and Camera Control
system

Universal
Safety features

Pre-Operative
Guidance Software

UPS
battery backup

©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION

SSi Mantra – Product Features

Vision Cart

Technology Differentiator

SSI MANTRA	INTUITIVE da Vinci Xi
Large 32 inch 3D 4K monitor provides 3D vision and true depth to entire patient side team and trainees	Smaller 24 inch 2D monitor for the patient side team and trainees reducing depth perception
4-way articulating 1080p 3D HD endoscope for better vision navigation	Rigid 0 degree and 30 degree endoscopes requires camera exchange for navigation

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SSi Mantra – Product Features

Additional Technology Differentiators

	SSinnovations	INTUITIVE
Instruments	Over thirty 9 mm MUDRA™ Endo-Surgical Instruments for multi-specialty procedures	8 mm Instruments for multi-specialty procedures except Coronary Bypass Surgery
Advanced Instruments	NADI (Automated Anastomotic Connector) for Coronary Bypass Surgery, Multi-fire Clip Appliers and Cardiac Stabilizer	Vessel Sealer, Harmonic, Staplers
Intended Use	Urology, Gynaecology, General Surgery, Cardiac (including coronary bypass surgery), Thoracic and Head & Neck.	Urology, Gynaecology, General Surgery, Cardiac (except coronary bypass surgery), Thoracic and Head & Neck.
Cost	• Lower System Cost • Lower per procedure cost • Lower maintenance and running cost • No Import duties	• High System Cost • High per procedure • High maintenance and running cost • High Import Duties

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SSi Mantra – Product Features

Articulating 3D 4K Endoscope

- 4 - way articulation motorized surgeon control with mini joystick
- Helpful in looking at ports without moving the camera
- 3D 4K HD output
- Chip on Tip technology
- Autoclave compatibility


360°

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SSI Pre - Operative Application © S S I N N O V A T I O N S I N T E R N A T I O N A L I N C . – C O N F I D E N T I A L A N D P R O P R I E T A R Y 51 Login Patient Data Input Ports and Instruments suggestion Patient positioning Cart Placement Arm Docking SSi Mantra – Product Features

SS Innovations International Inc.
www.ssinnovations.com | info@ssinnovations.org | +91 73375 53469

DISCLAIMER - The SSI MANTRA™ Surgical Robotic System is intended to be used by qualified and trained physicians in an operating room environment according to the specifications set forth by experienced professionals and/or representatives for the procedure.
DISCLAIMER - The SSI MANTRA™ Surgical Robotic System should be used only by surgeons who have been trained and qualified by SS Innovations to demonstrate adequate robotic surgery skills to perform tasks associated with each procedure, in the use of this device.
Training provided by SS Innovations is limited to the use of the SSI MANTRA™ Surgical Robotic System only and does not replace the necessary medical training and experience required to perform robotic surgery.
DISCLAIMER - All pictures, graphics and renderings shown here are for illustration purposes only, the actual product may vary due to product enhancements

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